Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Asset Management Fund (BTBFX)

Boston Trust Equity Fund (BTEFX)

Supplement dated December 31, 2020 to the

Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020

Domenic Colasacco, CFA, Lead Portfolio Manager to the Boston Trust Asset Management Fund and Boston Trust Equity Fund has announced that he will no longer serve on the portfolio management team for the Funds. Effective after the close of business on December 31, 2020:

(1) The “Portfolio Management” section on page 3 of the Prospectus with respect to the Boston Trust Asset Management Fund, and page 5 of the Prospectus with respect to the Boston Trust Equity Fund, is restated as follows:

Investment Adviser:	Boston Trust Walden, Inc.
Co-Portfolio Managers:	Amy Crandall Kaser, CFP®, Since 2019
Jason T. O’Connell, CFA, CAIA, CFP®, Since 2019

(2) All references to Mr. Colasacco in the Prospectus and SAI are deleted in their entirety.

Please retain this supplement with your Prospectus and SAI for future reference.

This Supplement, and the Prospectus, Summary Prospectus and SAI, each dated May 1, 2020 provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.

Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Walden International Equity Fund (WIEFX)

(formerly Walden International Equity Fund)

Supplement dated December 31, 2020

to the Prospectus dated May 1, 2020 as supplemented on August 31, 2020

Effective December 31, 2020, the “Fees and Expenses of the Fund” table appearing on page 22 of the Prospectus is restated as follows:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Walden International Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and /or Expense Reimbursement (1) (2)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

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(1)	Boston Trust Walden Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/ or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% (1.10% prior to December 31, 2020) of its average daily net assets through May 1, 2021 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.
(2)	Information related to fee waivers and reimbursements has been restated and differs from information given in the Fund’s annual report, which does not reflect the Fund’s current expenses and expense limits.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$323	$561	$1,246

Effective December 31, 2020, the third paragraph of “Fund Management – The Investment Adviser” section appearing on page 39 of the Prospectus is restated as follows:

The Adviser has contractually agreed to reduce the amount of advisory fees it receives from each Fund and/or reimburse each Fund to the extent necessary to limit the Total Fund Operating Expenses of each Fund, except the Boston Trust SMID Cap Fund, to 1.00% of its average daily net assets. The Adviser has contractually agreed to reduce the amount of advisory fees it receives from the Boston Trust SMID Cap Fund, and/or reimburse the Boston Trust SMID Cap Fund, to the extent necessary to limit Boston Trust SMID Cap Fund’s Total Fund Operating Expenses to 0.75% of its average daily net assets. The Funds’ agreement is effective through May 1, 2021 and is exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles). Each Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser provided that such repayment does not cause a Fund’s Total Fund Operating Expenses to exceed 1.00%, or in the case of the Boston Trust SMID Cap Fund 0.75%, of its average daily net assets and the repayment is made within three years following the date on which the fee reduction or expenses occurred.

*          *          *          *          *

Please retain this supplement with your Prospectus and

Statement of Additional Information for future reference.

This Supplement, and the Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2020 as supplemented on August 31, 2020 provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.

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